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                                                                    Exhibit 10.3

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No.                                          Number of Shares: 2,000,000
                                                         (subject to adjustment)

Date of Issuance: DECEMBER 15, 2005

Original Issue Date (as defined in subsection 2(a)):
DECEMBER 15 , 2005

                            LAKES ENTERTAINMENT, INC.

                          COMMON STOCK PURCHASE WARRANT

                         (VOID AFTER DECEMBER 15, 2012)

      Lakes Entertainment, Inc., a Minnesota corporation (the "COMPANY"), for value received, hereby certifies that LYLE BERMAN FAMILY PARTNERSHIP, A MINNESOTA GENERAL PARTNERSHIP, or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after March 1, 2006 and on or before 5:00 p.m. (prevailing Minneapolis time) on December 15, 2012 (the "EXERCISE PERIOD"), Two Million (2,000,000) shares of Common Stock, $0.01 par value per share, of the Company (the "COMMON STOCK"), at a purchase price of $7.88 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "WARRANT SHARES" and the "PURCHASE PRICE," respectively. This Warrant is issued by the Company under a Loan Agreement dated even with the Original Issue Date (the "LOAN AGREEMENT"). Notwithstanding the foregoing, this Warrant and all of the Registered Holder's rights hereunder shall terminate and be of no further force or effective if,(i) the Company borrows no more than $10,000,000 under the Loan Agreement and (ii) on or prior to February 28, 2006, the Company (i) has repaid all amounts of principal and interest outstanding under the Loan Agreement.

      1. EXERCISE.

            (a) Exercise of Warrant. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by either:

                  (i) surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the address set forth in Section 9(a) hereof, together with proper payment of the aggregate Purchase Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for Warrant Shares made by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds; or

                  (ii) surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder and indicating payment of the Purchase Price pursuant to the cashless exercise procedure, at the address set forth in Section 9(a) hereof (a "CASHLESS EXERCISE"). Such presentation and surrender shall be deemed a waiver of the Registered Holder's obligation to pay the aggregate Purchase Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Registered Holder shall exchange this Warrant for that number of Warrant Shares subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the Fair Market Value (as defined below) per share of Common Stock and the per share Purchase Price then in effect, and the denominator of which shall be the Fair Market Value per share of Common Stock.

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            (b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "EXERCISE DATE"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (c) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.

      2. ADJUSTMENTS.

            (a) Adjustment for Stock Splits and Combinations. In the event the Company, at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the "ORIGINAL ISSUE DATE"), shall effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) Adjustment for Certain Dividends and Distributions. In the event the Company, at any time, or from time to time after the Original Issue Date, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                  (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                  (iii) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a "REORGANIZATION"), then,

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following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market
Value (as defined in subsection 2(f) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsections 2(e)(i) and 2(e)(ii) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

            (d) Definition of Fair Market Value. The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the Over-the-Counter Bulletin Board, or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

                  (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the "BOARD") to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 30 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 30 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to Section 1 shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

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      3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(e) above.

      4. REGISTRATION RIGHTS.

            (a) Demand Registration. If the Company shall receive, at any time after February 28, 2006, and prior to the to the expiration of seven years from the Original Issue Date, a written request from holders of at least 50% of Warrant Shares issued or issuable upon exercise of the Company Warrants (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") then the Company shall:

                  (i) within 10 days of the receipt of such registration request, give written notice of such request to all holders of Warrant Shares issued or issuable upon exercise of the Company Warrants that such registration is to be effected (the "REGISTRATION NOTICE");

                  (ii) as soon as practicable, and in any event within 60 days of the receipt of such request, file a registration statement under the Securities Act covering all Warrant Shares so issued or issuable which such holders request to be registered, subject to the limitations of subsection 2.1(c); and

                  (iii) use its reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable thereafter.

                  If the Initiating Holders intend to distribute the Warrant Shares covered by their request by means of an underwriting, the Initiating Holders shall so advise the Company as a part of their request made pursuant to this subsection 4(a). The underwriter will be selected by the Company and shall be reasonably acceptable to Initiating Holders. All participating holders of Warrant Shares issued or issuable upon exercise of the Company Warrants shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                  Notwithstanding the foregoing, if the Company shall furnish the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its shareholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company shall have the right to defer taking action with respect to such filing for a period of not more than 180 days after receipt of the request of the Holders.

                  The holders of Warrant Shares issued or issuable upon exercise of the Company Warrants may exercise their rights to demand registration under this Section 4(a) no more than two times; provided, however, that a registration statement shall not be counted until such time as such registration statement has been declared effective by the Securities and Exchange Commission (the "SEC") unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to such Initiating Holders after the date on which such registration was requested) and elect not to pay the registration expenses therefor pursuant to Section 4(c).

            (b) Piggyback Registration. If, at any time after the Original Issue Date and prior to the expiration of seven years from the Original Issue Date, the Company proposes to register any shares of Common Stock under the Securities Act (except pursuant to a Form S-4 or Form S-8 registration statement or any successor forms

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thereto), it will give written notice to the Registered Holder of its intention to do so and, upon written request by the Registered Holder, the Company will use its best efforts to cause the Warrant Shares which the Registered Holder has requested registration thereof to be included in such registration statement proposed to be filed by the Company; provided, however, that in the event the offering which is the subject of such registration statement shall be an underwritten offering and if a greater number of shares of Common Stock is proposed to be offered for participation in the offering than in the reasonable opinion of the managing underwriter of the offering can be accommodated without adversely affecting the offering, then the number of shares of Common Stock of the selling shareholders participating in the registration (including the Registered Holder) shall be reduced to a number deemed satisfactory by the managing underwriter, with the number of shares of Common Stock held by the Registered Holder and any selling shareholders to be included in the offering being allocated among the Registered Holder and such selling shareholders according to the total amount of securities that the Registered Holder and such selling shareholders are otherwise entitled to include therein. If the offering which is the subject of such registration statement shall be underwritten, the Registered Holder shall become a party to the underwriting agreement among the Company, the underwriters and the selling shareholders in such offering, on the same basis as other selling shareholders participating in such offering, and comply with the terms thereof. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4(b) prior to the effectiveness of such registration whether or not the Registered Holder has elected to include securities in such registration.

            (c) With respect to the inclusion of the securities in a registration statement pursuant to this Section 4, the Company shall bear all costs, expenses and fees incurred in connection with such registration, including, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the Commission, any state securities commission or the applicable stock market. The Registered Holder shall be responsible for any brokerage fees or commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Warrant Shares hold by the Registered Holder and for any legal, accounting and other expenses incurred by the Registered Holder.

            (d) The Company will furnish the Registered Holder with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain the effectiveness of any registration statement or the offering statement filed by the Company, whether or not at the request of the holder hereof, for at least one year following the effective date thereof.

            (e) The Registered Holder agrees to cooperate with the Company in the preparation and filing of any registration statement or offering statement in which the Warrants Shares issued or issuable upon exercised of this Warrant are included, and in the furnishing of information concerning the Registered Holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed disposition by the holder.

            (f) The Company hereby agrees to indemnify the Registered Holder and the officers and directors, if any, who control such the Registered Holder, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in the information furnished in writing to the Company by the Registered Holder expressly for use therein; and the Registered Holder agrees to indemnify and hold harmless the Company, each of its directors and officers, within the meaning of Section 15 of the Securities Act, with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in the information furnished in writing to the Company by the Registered Holder expressly for use in any registration statement or prospectus (as amended or supplemented) or any state securities filing.

            (g) Notwithstanding anything contained herein to the contrary, the registration rights granted to the registered Holder in accordance with this
Section 4 shall terminate when all Warrant Shares held by the Registered Holder can be sold in any three (3) month period without registration in compliance with Rule 144,

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promulgated under the Securities Act and the Company is then subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act.

      5. TRANSFERS, ETC.

            (a) Notwithstanding anything to the contrary contained herein, this Warrant shall not be transferrable. The Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) such sale or transfer shall be exempt from the registration requirements of the Securities Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

            (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

            "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under the Securities Act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available."

      The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on such applicable form as may then be in effect.

            (c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

      6. NO IMPAIRMENT. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

      7. NOTICES OF RECORD DATE, ETC. If at any time or from time to time after the Original Issue Date:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in shares of Common Stock or other securities for with adjustment is made under Section 2 hereof), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

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            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

      8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

      9. EXCHANGE OR REPLACEMENT OF WARRANTS.

            (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

            (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      10. NOTICES. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office (currently located at 130 Cheshire Lane, Suite 101, Minnetonka, Minnesota 55305). If the Company should at any time change the location of its principal office to a place other than as set forth above, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

      11. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      12. AMENDMENT OR WAIVER. Any term of this Warrant may not be amended or waived (either generally or in a particular instance and either retroactively or prospectively) without the written consent of the Company and the Registered Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of

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this Warrant shall not be considered an amendment of the number of Warrant
Shares or the Purchase Price). No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      13. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      14. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Minnesota (without reference to the conflicts of law provisions thereof).

      15. FACSIMILE SIGNATURES. This Warrant may be executed by facsimile signature.

      EXECUTED as of the Date of Issuance indicated above.

                                       LAKES ENTERTAINMENT, INC.

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                           Name:  Timothy Cope
                                           Title:  Chief Financial Officer

                                                                       EXHIBIT I

                                  PURCHASE FORM

            To: Lakes Entertainment, Inc.                     Dated:____________

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

      [ ] ____ shares of the Common Stock of Lakes Entertainment, Inc. covered by such Warrant; or

      [ ] ____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(a)(ii).

      The undersigned herewith makes payment of the full Purchase Price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

      [ ]   $______ in lawful money of the United States; and/or

      [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation) ; and/or

      [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

                                      Signature: _______________________________

                                      Address:   _______________________________

                                                 _______________________________